Filed pursuant to Rule 497(a)

Registration No. 333-256733

Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING OF

$700.0 MILLION 3.200% UNSECURED NOTES DUE 2031

New York, NY—October 28, 2021— Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced an underwritten public offering of $700.0 million in aggregate principal amount of 3.200% notes due 2031. The notes will mature on November 15, 2031 and may be redeemed in whole or in part at Ares Capital’s option at any time at par plus a “make-whole” premium, if applicable.

BofA Securities, Inc., J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc., Wells Fargo Securities, LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC and Truist Securities, Inc. are acting as joint book-running managers for this offering. BNP Paribas Securities Corp., Capital One Securities, Inc., CIBC World Markets Corp., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., ICBC Standard Bank Plc, Natixis Securities Americas LLC, R. Seelaus & Co., LLC, Regions Securities LLC, SG Americas Securities, LLC and U.S. Bancorp Investments, Inc. are acting as joint lead managers for this offering. Barclays Capital Inc., BNY Mellon Capital Markets, LLC, ING Financial Markets LLC, Morgan Stanley & Co. LLC, Santander Investment Securities Inc., Academy Securities, Inc., Citigroup Global Markets Inc., Comerica Securities, Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., JMP Securities LLC and Keefe, Bruyette & Woods, Inc. are acting as co-managers for this offering. The offering is expected to close on November 4, 2021, subject to customary closing conditions.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities. Ares Capital may reborrow under its debt facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing. The pricing term sheet dated October 28, 2021, the preliminary prospectus supplement dated October 28, 2021 and the accompanying prospectus dated June 3, 2021, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or by calling 1-800-294-1322, or email dg.prospectus_requests@bofa.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York NY 10179, Attn: Investment Grade Syndicate Desk, 1-212-834-4533; SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, 1-888-868-6856; or Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, at 1-800-645-3751, or email wfscustomerservice@wellsfargo.com.

About Ares Capital Corporation

Ares Capital is a leading specialty finance company focused on providing direct loans and other investments in private middle market companies in the United States. Ares Capital’s objective is to source and invest in high-quality borrowers that need capital to achieve their business goals, which often leads to economic growth and employment. Ares Capital believes its loans and other investments in these companies can generate attractive levels of current income and potential capital appreciation for investors. Ares Capital, through its investment manager, utilizes its extensive, direct origination capabilities and incumbent borrower relationships to source and underwrite predominantly senior secured loans but also subordinated debt and equity investments. Ares Capital has elected to be regulated as a business development company (“BDC”) and is the largest BDC by market capitalization as of September 30, 2021. Ares Capital is externally managed by a subsidiary of Ares Management Corporation (NYSE: ARES), a publicly traded, leading global alternative investment manager.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or Ares Capital’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including the impact of the COVID-19 pandemic and related changes in base interest rates and significant market volatility on Ares Capital’s business, Ares Capital’s portfolio companies, Ares Capital’s industry and the global economy. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Ares Capital’s filings with the Securities and Exchange Commission. Ares Capital undertakes no duty to update any forward-looking statements made herein.

INVESTOR RELATIONS

Ares Capital Corporation

Carl G. Drake or John Stilmar
888-818-5298

irarcc@aresmgmt.com